                                            EXHIBIT 99.4

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund III, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 04             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98-27101 RA                        For the period From : 04/01/99 to 04/30/99
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                   129,656.39
                                                                                ----------
          Less :   Sales Returns and Discounts                                        0.00
                                                                                ----------
               Net Sales                                                                    129,656.39
                                                                                            ----------
          Less :   Cost of Goods Sold
                   Collection Costs                                                   0.00
                                                                                ----------
                   Commissions, Escrow Fees & Closing Costs                           0.00
                                                                                ----------
          Less :   Ending Inventory at Cost                                           0.00
                                                                                ----------
               Cost of Goods Sold                                                                0.00
                                                                                            ---------
                   Gross Profit                                                                         129,656.39
                                                                                                        ----------
                   Other Operating Revenues                                                                   0.00
                                                                                                        ----------
          Less :   Operating Expenses:
               Officer Compensation                                                   0.00
                                                                                ----------
               Salaries and Wages -                                                   0.00
                                                                                ----------
                   Total Salaries and Wages                                                  3,092.00
                                                                                            ---------
                   Employee Benefits and Pensions                                                0.00
                                                                                            ---------
               Payroll Taxes                                                          0.00
                                                                                ----------
               Real Estate Taxes                                                      0.00
                                                                                ----------
               Federal and State Income Taxes                                         0.00
                                                                                ----------
                   Total Taxes                                                                   0.00
                                                                                            ---------
               Rent and Lease Exp. (Real Property and Personal Property)              0.00
                                                                                ----------
               Interest Expense (Mortgage, Loan, Etc.)                                0.00
                                                                                ----------
               Insurance                                                              0.00
                                                                                ----------
               Automobile Expenses                                                    0.00
                                                                                ----------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                   0.00
                                                                                ----------
               Depreciation and Amortization                                          0.00
                                                                                ----------
               Repairs and Maintenance                                                0.00
                                                                                ----------
               Advertising                                                            0.00
                                                                                ----------
               Supplies - Office Expenses, Photocopies, Etc.                          0.00
                                                                                ----------
               Bad Debts                                                              0.00
                                                                                ----------
               Miscellaneous Operating Expenses (See Attached)                       50.00
                                                                                ----------
                   Total Operating Expenses                                                               3,142.00
                                                                                                        ----------

                        Net Gain / Loss from Business Operations                                        126,514.39
                                                                                                        ----------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                               1,566.01
                                                                                            ---------
               Other Non-Operating Revenues (Specify)                                            0.00
                                                                                            ---------
               Gross Proceeds on Sale of Assets                                       0.00
                                                                                ----------
               Less :   Original Cost of Assets plus Expenses of Sale                 0.00
                                                                                ----------
                        Net Gain / Loss on Sale of Assets                                        0.00
                                                                                            ---------
               Total Non-Operating Income                                                                 1,566.01
                                                                                                        ----------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees (See Section 7 - Professional Fees)                   0.00
                                                                                            ---------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                 0.00
                                                                                            ---------
                        Total Non-Operating Expenses                                                          0.00
                                                                                                        ----------

     NET INCOME / LOSS FOR PERIOD                                                                       128,080.40
                                                                                                        ==========

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 04            PAGE 2 OF 3
================================================================================

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 04            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7. Statement of Unpaid Professional Fees (Post-Petition Amounts Only) To be accrued in February:

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS                                                       QUARTERLY FEE
REPORTS               PER QUARTER       QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.   STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          18,993.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   5/18/99                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund III, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27101

Operating Report # 04                     From :  04/01/99
                                            To :  04/30/99


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

--------------------------------  ------------------  --------------  -------------
           EXPENSE                   VENDOR           AMOUNT          TOTAL
--------------------------------  ------------------  --------------  -------------
Business License                  City of Irvine      $        50.00





                                                                       ============
                        TOTAL MISCELLANEOUS OPERATING EXPENSES         $       0.00

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    004
FUND III, LTD                 FOR THE PERIOD FROM:    040199
JAMES J. JOSEPH,                               TO:    043099
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27101 RA
=======================

                                                      Operating   30-Day C.D.   Money Market  Money Market
                                                       Account      Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-393  4265-560-001  6704-559038   14-088-652
                                                      ----------  ------------  ------------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  103,658.67     87,727.55     10,969.27    310,828.11
                                                      ----------  ------------  ------------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  103,558.75          0.00     10,969.27     18,743.03
                                                      ----------  ------------  ------------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .       99.92     87,727.55          0.00    292,085.08
                                                      ==========  ============  ============  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .      500.08        321.66          0.00    130,900.74

              Total Receipts . . . . . .   . . . . .      500.08        321.66          0.00    130,900.74
                                                      ----------  ------------  ------------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .      600.00     88,049.21          0.00    422,985.82
                                                      ----------  ------------  ------------  ------------

F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .      550.00          0.00          0.00        500.08

              Total Disbursements. . . .   . . . . .      550.00          0.00          0.00        500.08
                                                      ==========  ============  ============  ============
G.  Ending Balance                                         50.00     88,049.21          0.00    422,485.74
                                                      ==========  ============  ============  ============
                                                                                ACCOUNT CLOSED
                                                                                03/01/99

H.   (1)  Operating Account :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly Hills, CA 90212
          (b)  Account  Number:  14-088-393
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills, CA 90212
          (b)  Account  #426-556-0001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA 92801
          (b)  Account  Number  6704-559038
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills, CA 90212
          (b)  Account  Number: 14-088-652


          BOND:  $6,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  5/18/99                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA


            STATEMENT NUMBER:   004
RECEIPTS FOR THE PERIOD FROM:   040199
                          TO:   043099

OPERATING ACCOUNT # 14-088-393                                AMOUNT
--------------------------------------------------------------------
PAM FUND III MONEY MARKET       TRANSFER FOR UST FEE          500.08





                                                         -----------
                                                TOTAL         500.08
                                                         ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:   004
DISBURSEMENTS FOR THE PERIOD FROM:   040199
                               TO:   043099


OPERATING ACCOUNT # 14-088-393                                                    CHECK
NAME OF PAYEE                        DESCRIPTION                         AMOUNT   NUMBER  DATE
--------------------------------------------------------------------------------------------------
U.S. TRUSTEE                         1ST QUARTER FEE                     500.00   10006   04/21/99
CITY OF IRVINE                       BUSINESS LICENSE                     50.00   10007   04/23/99








                                                                    -----------
                                                           TOTAL         550.00
                                                                    ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

            STATEMENT NUMBER:       004
RECEIPTS FOR THE PERIOD FROM:       040199
                          TO:       043099

30-Day C.D. Account # 4265-560-001                         AMOUNT
-----------------------------------------------------------------
04/27 - IMPERIAL BANK               INTEREST AT MATURITY   321.66




                                                      -----------
                                             TOTAL         321.66
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:      004
DISBURSEMENTS FOR THE PERIOD FROM:      040199
                               TO:      043099

30-Day C.D. Account #426-556-0001                            CHECK
NAME OF PAYEE                           DESCRIPTION  AMOUNT  NUMBER  DATE
-----------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       004
RECEIPTS FOR THE PERIOD FROM:       040199
                          TO:       043099

MONEY MARKET ACCOUNT # 6704-559038                       AMOUNT
---------------------------------------------------------------





                                                    -----------
                                           TOTAL           0.00
                                                    ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:     004
DISBURSEMENTS FOR THE PERIOD FROM:     040199
                               TO:     043099

MONEY MARKET ACCOUNT 6704-559038                                                CHECK
NAME OF PAYEE                          DESCRIPTION                  AMOUNT      NUMBER  DATE
------------------------------------------------------------------------------------------------






                                                                    ---------
                                                         TOTAL           0.00
                                                                    =========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       004
RECEIPTS FOR THE PERIOD FROM:       040199
                          TO:       043099


MONEY MARKET ACCOUNT 14-088-652                                                     AMOUNT
------------------------------------------------------------------------------------------
04/05 - PCM PARTNERSHIP RESERVE ACCOUNT   DEC, JAN, FEB COLLECTION SHARE        128,897.15
04/14 - WELLS FARGO BANK                  CLOSING DISTRIBUTION                        1.28
04/27 - PCM                               EAGLE PORTFOLIO PURCHASE ALLOCATION       757.96
04/30 - IMPERIAL BANK                     APRIL INTEREST                          1,244.35




                                                                               -----------
                                                                  TOTAL         130,900.74
                                                                               ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:     004
DISBURSEMENTS FOR THE PERIOD FROM:     040199
                               TO:     043099

MONEY MARKET ACCOUNT # 14-088-652                                         CHECK
NAME OF PAYEE                          DESCRIPTION              AMOUNT    NUMBER  DATE
------------------------------------------------------------------------------------------
PAM FUND III OPERATING ACCOUNT         TRANSFER FOR UST FUNDS   500.08    TSF     04/21/99





                                                             ---------
                                                  TOTAL         500.08
                                                             =========